SEI INSTITUTIONAL INTERNATIONAL TRUST

International Fixed Income Fund (SEFIX)

Supplement Dated August 23, 2010
to the Class A Shares Prospectus Dated January 31, 2010

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Correction to the Investment Goal of the International Fixed Income Fund

In the Fund Summary section for the International Fixed Income Fund (the "Fund"), the sub-section entitled "Investment Goal" incorrectly identifies the Fund's investment goal. Accordingly, the sub-section entitled "Investment Goal" in the Fund Summary section for the Fund is hereby deleted and replaced with the following, which is the Fund's correct investment goal:

Investment Goal

Capital appreciation and current income.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-689 (8/10)